               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: December 16, 1999
              (Date of earliest event reported: November 2, 1999)

                      Commission File Number:  000-23767

                            SYMPHONIX DEVICES, INC.
            (Exact name of Registrant as specified in its charter)



               Delaware                             77-0376250
               --------                             ----------
(State of incorporation or organization)      (IRS Employer I.D. No.)


                    2331 Zanker Road, San Jose, 95131-1107
                    --------------------------------------
                   (Address of principal executive offices)

                                (408) 232-0710
                                --------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On November 2, 1999, Symphonix Devices, Inc. (the "Company") entered into a Marketing and Distribution Agreement with Siemens Audiologische Technik GmbH ("Siemens"). Additionally, on December 1, 1999, the Company issued and sold 1,000,000 shares of its Common Stock for a purchase price of $5.00 per share to Siemens in a private placement (the "Private Placement"). In connection with the Private Placement, Siemens agreed to purchase additional shares of the Company's Common Stock upon satisfaction of certain terms and conditions specified in the Common Stock Purchase Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

              (10.1)  Marketing and Distribution Agreement dated November 2,
                      1999

              (10.2)  Common Stock Purchase Agreement dated December 1, 1999

              (99)    Press Release dated December 2, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              SYMPHONIX DEVICES, INC.


                              By:  /s/  Kirk Davis
                                  ---------------------
                                    Kirk Davis
                                    President and Chief Executive Officer

Date: December 20, 1999